SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 19, 2000

                              AMERICA ONLINE, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      0-19836                54-1322110
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
   of Incorporation)                                        Identification No.)

          22000 AOL Way, Dulles, Virginia                20166
     (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code: (703) 265-1000

Item 5.  Other Events.

         On January 19, 2000, America Online, Inc. ("AOL") issued a press release announcing fiscal year 2000 second quarter results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In conjunction with this press release, the Company held a telephone conference with analysts and others. A copy of the scripts used for the call are attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not Applicable.

         (b)  Not Applicable.

         (c)  Exhibits.

              99.1 Press Release Dated January 19, 2000 By America Online, Inc. Announcing Fiscal 2000 Second Quarter Results

              99.2  Scripts of Analyst Call on January 19, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     AMERICA ONLINE, INC.

Date:    January 20, 2000            By: /s/J. Michael Kelly
                                         J. Michael Kelly
                                         Senior Vice President, Chief Financial
                                         Officer and Assistant Secretary

                                  EXHIBIT INDEX

Exhibit
Number     Description

99.1 Press Release Dated January 19, 2000 By America Online, Inc. Announcing Fiscal 2000 Second Quarter Results

99.2       Scripts of Analyst Call on January 19, 2000